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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               -------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 22, 2001

                               GC COMPANIES, INC.
                               ------------------
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

          1-12360                                       04-3200876
          -------                                       ----------
(Commission file number)                  (IRS employer identification number)


27 BOYLSTON STREET, CHESTNUT HILL, MA                      02467
--------------------------------------                     ------
(Address of principal executive offices)                 (Zip code)


                                 (617) 232-8200
                                 --------------
              (Registrant's telephone number, including area code)
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      ITEM 5. OTHER EVENTS.

            On June 22, 2001, GC Companies, Inc. (the "Company") filed a Motion of Debtors and Debtors in Possession for an Order (A) Establishing Bidding Procedures in Connection with the Solicitation of Higher or Better Offers for the Acquisition of 100% of the Common Stock of Reorganized GC Companies, Inc. by Chapter 11 Plan, and (B) Approving the Form and Manner of Notice Thereof with the United States Bankruptcy Court for the District of Delaware in Case Nos. 00-3897 through 00-3927 (EIK). The Motion requests approval by the Bankruptcy Court of certain bidding procedures in connection with the Company's reorganization, including the approval of certain expense reimbursements and termination fees payable to Onex Corporation and Oaktree Capital Management, LLC in certain circumstances.

          The motion is attached hereto as Exhibit 99 and incorporated herein in its entirety by reference.


      ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            Exhibit 99 --     Motion of Debtors and Debtors in Possession for
                              an Order (A) Establishing Bidding Procedures in
                              Connection with the Solicitation of Higher or Better Offers for the Acquisition of 100% of the Common Stock of Reorganized GC Companies, Inc. by
                              Chapter 11 Plan, and (B) Approving the Form and
                              Manner of Notice Thereof, dated June 22, 2001 with exhibits thereto.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GC COMPANIES, INC.


Date: June 25, 2001                    By: /s/ Philip J. Szabla
                                           ---------------------------------
                                           Philip J. Szabla
                                           Vice President and General Counsel


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                                  EXHIBIT INDEX


   EXHIBIT NO.                     DESCRIPTION
   -----------                     -----------
      99                Motion of Debtors and Debtors in
                        Possession for an Order (A) Establishing
                        Bidding Procedures in Connection with the
                        Solicitation of Higher or Better Offers
                        for the Acquisition of 100% of the Common
                        Stock of Reorganized GC Companies, Inc.
                        by Chapter 11 Plan, and (B) Approving the
                        Form and Manner of Notice Thereof, dated
                        June 22, 2001 with exhibits thereto.


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